                                                                 EX- 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Lloyd A. Wennlund, President/Chief Executive Officer of Northern Institutional Funds (the "Registrant"), certify that:

    1. The Registrant's periodic report on Form N-CSR for the period ended November 30, 2005 (the "Report") fully complies with the requirements of
       Section 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 31, 2006                 /s/ Lloyd A. Wennlund
                                       -------------------------------------
                                       Lloyd A. Wennlund, President
                                       (Chief Executive Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.

                                                                 EX- 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Stuart N. Schuldt, Treasurer/Chief Financial and Accounting Officer of Northern Institutional Funds (the "Registrant"), certify that:

    1. The Registrant's periodic report on Form N-CSR for the period ended November 30, 2005 (the "Report") fully complies with the requirements of
       Section 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 31, 2006                 /s/ Stuart N. Schuldt
                                       -------------------------------------
                                       Stuart N. Schuldt, Treasurer
                                       (Chief Financial and Accounting
                                       Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.